Exhibit 99.1

Corporate Overview December 2019 Joseph Oliveto Chief Executive Officer

Disclaimers This Presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, you can identify forward-looking statements by terminology such as ‘‘aim,’’ ‘‘anticipate,’’ ‘‘assume,’’ ‘‘believe,’’ ‘‘contemplate,’’ ‘‘continue,’’ ‘‘could,’’ ‘‘design,’’ ‘‘due,’’ ‘‘estimate,’’ ‘‘expect,’’ ‘‘goal,’’ ‘‘intend,’’ ‘‘may,’’ ‘‘objective,’’ ‘‘plan,’’ ‘‘predict,’’ ‘‘positioned,’’ ‘‘potential,’’ ‘‘seek,’’ ‘‘should,’’ ‘‘target,’’ ‘‘will,’’ ‘‘would’’ and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about the initiation, timing, progress and results of our current and future clinical trials of etripamil, including our Phase 3 clinical trials of etripamil for the treatment of paroxysmal supraventricular tachycardia (“PSVT”), and of our research and development programs and clinical pipeline; our plans to develop and commercialize etripamil and any future product candidates; the expected benefits of using etripamil to treat PSVT; our expectations regarding the potential market size and the rate and degree of market acceptance of etripamil and any future product candidates and the implementation of our business model and strategic plans for our business, etripamil and any future product candidates. Such forward-looking statements are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Factors that could cause actual results to differ include, but are not limited to, our dependence on the success of our Phase 3 clinical trials of etripamil for PSVT, the risks inherent in biopharmaceutical product development and clinical trials, including the lengthy and uncertain regulatory approval process, uncertainties related to the timing of initiation, enrollment and completion of clinical trials, and whether the clinical trials will validate the safety and efficacy of etripamil for PSVT or other indications, among others. These and other risks and uncertainties are described more fully in our annual and other periodic filings with the Securities and Exchange Commission (the "SEC"), including under the heading “Risk Factors” in our Quarterly Report on Form 10-Q filed with the SEC on November 13, 2019. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, the occurrence of certain events or otherwise. This Presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. Certain information contained in this Presentation and statements made orally during this Presentation relate to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party studies, publications, surveys and other data to be reliable as of the date of the Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, no independent sources has evaluated the reasonableness or accuracy of the Company’s internal estimates or research and no reliance should be made on any information or statements made in this Presentation relating to or based on such internal estimates and research. Milestone Corporate Overview 2

Milestone (Nasdaq: MIST) - Corporate Highlights • • • • • • • • Phase 3 Cardiovascular Company with data read out anticipated in middle 1H, 2020 PSVT is a robust market represented by ~2M patients in US Paradigm-changing approach enabling patient self-management Potentially first new drug therapy in PSVT in > 25 years New Chemical Entity with proprietary IP protection until 2036 Pipeline opportunities beyond the lead indication $95M Initial Public Offering - May 13, 2019 Cash & equivalents of $136.5M (Sept. 30, 2019) – expected runway into Q3, 2021 PSVT = Paroxysmal Supraventricular Tachycardia Milestone Corporate Overview 3

Management Team Joseph Oliveto Chief Executive Officer Amit Hasija Chief Financial Officer Francis Plat, MD Chief Medical Officer Lorenz Muller Chief Commercial Officer Algene Biotechnologies Philippe Douville, PhD Chief Scientific Officer / Founder Milestone Corporate Overview 4

Paroxysmal Supraventricular Tachycardia (PSVT) AVNRT AVRT Short Circuit • PSVT is a rapid heart rate condition that starts and stops without warning Heart rates >200 bpm are not uncommon Symptoms include • Retrograde impulse– Fast pathway Slow pathway • ✓ ✓ ✓ palpitations sweating chest pressure or pain, shortness of breath sudden onset of fatigue lightheadedness or dizziness fainting or anxiety PSVT episode 37% frequency (per yr.) 15% 11% ✓ ✓ ✓ <2 2 to 5 6 to 1112 to 24>25 episodes episodes episodes episodes episodes AVNRT = Atrioventricular Nodal Re-entrant Tachycardia AVRT = Atrioventricular Re-entrant Tachycardia bpm = beats per minute Sources: Internal estimates based on market research Milestone Corporate Overview 5 12% 25%

Current Standard of Care for PSVT

Current acute treatment options are invasive, inconvenient, anxiety-provoking and/or costly

Chronic / preventive


BETA-
BLOCKER

- Chronic oral medication with modest efficacy and unpleasant side effects
- 4-7 episodes/year despite preventive medications



- Catheter ablation
- ~80K ablations/year
- Only ~10% of patients opt for ablation

Acute


Emergency

- IV adenosine or DC cardioversion in the ED
- >150K ED visits/hospital admissions per year
- Many patients endure episodes when they occur

PSVT = Paroxysmal Supraventricular Tachycardia DC = Direct Current ED = Emergency Department

Sources: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data; Page RL et al, 2015 ACC/AHA/HRS guideline for the management of adult patients with supraventricular tachycardia: executive summary: a report of the ACC/AHA Task Force on Clinical Practice Guidelines and the Heart Rhythm Society. Circulation. 2016;133:e471–e505

Milestone Corporate Overview 6

A Paradigm-Changing Approach Non-invasive Convenient Empowering • Avoidance of ED visits/ hospital admissions • Less need for chronic medications • Alternative or bridge to ablation procedure PSVT = Paroxysmal Supraventricular Tachycardia Milestone Corporate Overview 7 Opportunity to develop the first approved treatment to be used by patients whenever and wherever an episode of PSVT occurs

Etripamil • • Rapid onset (Tmax < 5 min) Transient plasma levels 240 220 200 180 160 140 120 100 80 60 40 20 0 • Clinically-validated mechanism − Etripamil, Calcium Channel Blockers (CCBs), terminate PSVT through AV node modulation Rapid onset of action Convenient patient self-administered nasal spray Short half-life • • 0 20 40 60 • Minutes after Dose Error bars indicate standard error of the mean AV = Atrio-ventricular Milestone Corporate Overview 8 Etripamil Plasma Levels (ng/ml) 140 mg 60 mg 14 mg Etripamil ClassNovel CCB Potency (IC50) 11 nM MetabolismRapid: Esterase-mediated A paradigm-changing approach for treating PSVT

Etripamil Clinical Pipeline Preclinical Phase 1 Phase 2 Phase 3 Rapid conversion to sinus rhythm PSVT Temporary control of rapid ventricular rate Atrial Fibrillation Acute relief of angina symptoms Angina Milestone Corporate Overview 9 Pharmacology of L-type calcium channel blockers drives broad clinical utility

Phase 2a/b Study Design

node-1
Etripamil Clinical Research in PSVT

Objectives: Demonstrate superiority of etripamil over placebo in terminating SVT and dose ranging trend analysis



PSVT patients with scheduled cardiac ablation (EP lab)
-5 min
0 min
15 min
SVT Induced
Placebo n=20
Etripamil 140mg n=21
Etripamil 105mg n=20
Etripamil 70mg n=23
Etripamil 35mg n=20

Endpoint: conversion to sinus rhythm within 15 minutes
>80% power to show a 50% absolute difference vs. placebo

EP = electrophysiology, SVT = supraventricular tachycardia, PSVT = Paroxysmal Supraventricular Tachycardia

Milestone Corporate Overview
10

Phase 2 Primary Endpoint 87% 95% 100% 80% 60% 40% 20% 0% 75% Placebo35mg 70mg 105mg140mg Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97 Milestone Corporate Overview 11 % patients successfully converted at T=15min # patients converted at 15 min 7/20 13/20 20/23 15/20 20/21 p-value 0.1128 0.0006 0.0248 <.0001 65% 35% Etripamil three highest doses demonstrated 75-95% conversion rates which are statistically significant compared to placebo

Phase 2 Mean Systolic Blood Pressure Effects

Etripamil 70 mg showed no drop in blood pressure



Systolic Blood Pressure (mmHg)
140
130
120
110
Baseline[1]
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time[2] (minutes, post dose)
Placebo
Etripamil 35 mg
Etripamil 70 mg
Etripamil 105 mg
Etripamil 140 mg

[1] Baseline is defined as the average of the 20-min and 10-min pre-dose measurements. [2] Time 0 is defined as the average of the measurements during supraventricular tachycardia between 5 and 0 min before study drug administration. *p < 0.05 versus baseline.

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview

12

Phase 2a/b Clinical Conclusions • Etripamil at 70, 105 and 140 mg is significantly better than terminating PSVT placebo in • Median time to conversion <3 min with etripamil 70 mg • 70 mg dose showed no mean blood pressure (BP) drop • Most frequent side effect was nasal irritation or nasal congestion; however these were transient • Etripamil 70 mg demonstrated the best efficacy/safety profile to take into Phase 3 Source: Adapted from Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97 Milestone Corporate Overview 13

Pivotal Phase 3 Study Design

NODE-301
Etripamil Clinical Research in PSVT

Objective: Superiority of etripamil over placebo in terminating PSVT events in the outpatient setting

Randomization; up to 500 patients

Test Dose
Active drug while not in PSVT

Documented diagnosis of PSVT
History of longer episodes

PSVT Episode

Event Driven Trial: only PSVT adjudicated events count for efficacy

Placebo ~33% of events

Etripamil 70mg ~67% of events

Follow up visit

Primary endpoint
PSVT conversion to SR (adjudicated)
N = 150 events; >90% power, α=0.01

SR = Sinus Rhythm; PSVT = Paroxysmal Supraventricular Tachycardia; Study randomization scheme 2:1 etripamil : placebo

Milestone Corporate Overview 14

FDA Provided a Clear Regulatory Path for Etripamil in PSVT Milestone Corporate Overview 15 •Program enrolling broad patient population including elderly and those on concomitant medications (e.g. calcium channel blockers and beta blockers) •Total NDA safety data set of ≤ 1,500 unique patient events Population and Safety Database Open-label global safety trial •Removed the in-office safety test dose that is currently required in the NODE-301 study NODE-303 Single pivotal efficacy study to support NDA submission •Once target of 150 adjudicated events reached, collection of blinded data from patients who have not experienced an event to continue as separate dataset called “NODE-301B” NODE-301

Etripamil PSVT Phase 3 Development Plan Primary Utility 2018 2019 2020 2021 Pivotal Efficacy & Safety Data NODE-301 Safety & Supportive Efficacy NODE-301B NODE-302 Open-Label Extension Safety NODE-303 Open-Label Safety Safety PSVT = Paroxysmal Supraventricular Tachycardia Milestone Corporate Overview 16

PSVT Patient Characteristics • • • Age: teens to elderly Gender: majority are female Episode frequency and duration varies widely −Median 4-7 per year despite chronic medications −Almost 40% of patients have at least 2 episodes/year >10 min* Cardiovascular comorbidities in about half of patients 40% of patients have ≥ 1 ED visit per year* • • *Estimates are for patients in year after initial diagnosis; rates drop by 13-29% in years following their initial diagnosis Sources: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data Milestone Corporate Overview 17 Unmet Need • Strongly negative experience associated with adenosine in ED • Significant anxiety/fear of ablation • Patients indicate “significant impact” on QOL

Current US PSVT Market

Total annual US healthcare expenditures of ~$3B

- Prevalence ~2M diagnosed PSVT patients
- ~300K newly diagnosed per year
- ~600K patients treated per year
- >150K ED/hospital visits per year
- ~80K ablations per year

Current Management


Ablation ~10%
No Rx
~25%
Chronic Therapy
~65%

Source: Sacks, N.C. et al; Prevalence of Paroxysmal Supraventricular Tachycardia (PSVT) in the US in Patients Under 65 Years of Age; Abstract and Oral Presentation at the International Academy of Cardiology Annual Scientific Sessions 2018, 23rd World Congress on Heart Disease; Precision Xtract, Boston, MA, USA; and data-on-file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive.

Milestone Corporate Overview 18

Estimating Prevalence, Incidence, and Annually Treated Patients Using Longitudinal Claims Data • Analyzed commercial and Medicare claims data over a 9-year period, where patients were required to have 5 years of continuous enrollment ✓ 1+ PSVT code required in the ED or inpatient setting (unique patients managed acutely) ✓ 2+ PSVT codes required in the outpatient setting (additional unique patients managed chronically) Source: Data on file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1 for up to a 9-year interval between 2008 and 2016 inclusive. Milestone Corporate Overview 19 Prevalent PSVT Patients Incident PSVT Patients Annually Treated PSVT Patients Age Group Year 1 Year 2 Year 3 Year 4 Year 5 Total Age < 65 271,024 196,653 169,988 155,966 145,485 939,116 Age 65+ 377,493 220,596 209,358 188,925 166,286 1,162,658 All Ages 648,518 417,249 379,346 344,891 311,771 2,101,775

Published Disease Data Likely Under-Reports Burden of PSVT

MESA Study

Paroxysmal Supraventricular Tachycardia in the Gen

LEONARDO A. OREJARENA, MD, HUMBERTO VIDAILLET, Jr., MD, FA
FRANK DeSTEFANO, MD, MPH, DAVID L. NORDSTROM, PhD, ROBERT
PETER N. SMITH, MD, FACC, JOHN J. HAYES, MD, FACC
Marshfield, Wisconsin

PREEMPT Study

ORIGINAL RESEARCH

Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia

Strengths

- Provides important demographic and clinical characteristic data on patients with PSVT
- Positive Predictive Values from PREEMPT useful
- Less than 40% of incident cases in MESA would have been detected by PSVT ICD-9 Code 427.0

Weaknesses

- Data only from patients presenting to healthcare settings acutely, with the episode confirmed on ECG during the encounter
- PSVT episodes were only adjudicated during the first healthcare encounter with a PSVT or PSVT-related code in PREEMPT
- Non-representative, small, and non-contemporary population (MESA)

Source: Orejarena LA, Vidaillet H Jr, DeStefano F, Nordstrom DL, Vierkant RA, Smith, PN, Hayes JJ. Paroxysmal supraventricular tachycardia in the general population. J Am Coll Cardiol. 1998;31:150–157. Alan S. Go, MD; Mark A. Hlatky, MD; Taylor I. Liu, MD, PhD; Dongjie Fan, MSPH; Elisha A. Garcia, BS; Sue Hee Sung, MPH; Matthew D. Solomon, MD, PhD. Contemporary Burden and Correlates of Symptomatic Paroxysmal Supraventricular Tachycardia. J Am Heart Assoc. 2018;7:e008759. DOI: 10.1161/JAHA.118.008759.

Milestone Corporate Overview

20

Healthcare Cost and Utilization for PSVT

Prevalence of Healthcare Utilization for PSVT

2014	Inpatient and Outpatient ablations*	Non cardiac ablation PSVT encounter					Total
		Hospitalizations with PSVT	Emergency Department Visits with PSVT	Outpatient Hospital Visits with PSVT	Outpatient Other	Office visits with PSVT	
HRU	79,347	103,865	51,048	260,207	503,269	1,174,087	
Cost ($)	$24,071	$8,860	$1,003	$853	$195	$123	
Total ($)	$1.9B	$920M	$51M	$221M	$98M	$144M	$3.3B

*Ablations are for patients with a PSVT diagnosis in the same year. Mean costs for inpatient and outpatient ablations reflect claims with ablation procedure code and inpatient and outpatient hospital settings.

Source: Data on file from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), with demographic, enrollment and claims data for commercially insured (Truven) and Medicare covered patients using PSVT code 427.0 or I47.1

HRU = Healthcare Resource Utilization

Milestone Corporate Overview

21

Post-Diagnosis Total Healthcare Spending for Newly-Diagnosed PSVT Patients <65 Years Old Relative to Matched Controls Average Total Costs $35,000 $29,867 $30,000 $25,000 $20,000 $15,000 $10,000 $5,000 $0 Dx-1 * Dx+1 * PSVT Matched Control * Dx-1 and Dx+1 refer to 12 months prior to and following diagnosis, respectively Source: Sacks, N et al.; “Healthcare Resource Use and Expenditures in Patients under 65 Years of Age and Newly Diagnosed with Paroxysmal Supraventricular Tachycardia (PSVT) in the United States”; Podium presentation at the International Academy of Cardiology, Annual Scientific Sessions 2018; 23rd World Congress on Heart Disease; July 2018 Milestone Corporate Overview 22 $9,028 $6,510 $6,103 In the year following diagnosis, total spending more than tripled for PSVT patients

Components of Spending in Newly-Diagnosed Patients <65 for PSVT and Other Cardiac Arrhythmias Healthcare Services $35,000 • The majority of the increase in spending following diagnosis was $29,867 $30,000 $20,839 $25,000 o $20,000 spending increase $15,000 other cardiac arrhythmias $6,510 $10,000 $5,000 $0 PSVT Pre/Baseline Matched Control non-PSVT related PSVT Other Cardiac Arrhythmias Source: Sacks, N et al.; “Healthcare Resource Use and Expenditures in Patients under 65 Years of Age and Newly Diagnosed with Paroxysmal Supraventricular Tachycardia (PSVT) in the United States”; Podium presentation at the International Academy of Cardiology, Annual Scientific Sessions 2018; 23rd World Congress on Heart Disease; July 2018 Milestone Corporate Overview 23 $6,764 for PSVT and other cardiac arrhythmias healthcare services •Of that amount, $9,039 was tied t treatment with a PSVT diagnosis code Total spending $14,075 $5,036 increase post diagnosis (68%) of the total $9,039 was for PSVT or for $406 $9,028 $6,103

Mean Cost per PSVT Ablation and Contribution to Average per Patient Cost Increase in Year after Diagnosis in Patients <65 Years Old Mean Cost per ablation $30,000 $25,000 Outpatient Hospital 87% of total ablations $20,000 Inpatient 13% of total ablations $49,947 $15,000 All Settings* per $0 $20,000 $40,000 $60,000 $10,000 t as ations $5,000 $0 Pre/Baseline Ablations Total cost increase (excluding ablations) * Includes ablations in unspecified outpatient settings Source: Sacks, N et al.; “Healthcare Resource Use and Expenditures in Patients under 65 Years of Age and Newly Diagnosed with Paroxysmal Supraventricular Tachycardia (PSVT) in the United States”; Podium presentation at the International Academy of Cardiology, Annual Scientific Sessions 2018; 23rd World Congress on Heart Disease; July 2018 Milestone Corporate Overview 24 Ablation Rates by setting All settings*0.14 Outpatient Hospital0.12 Inpatient0.02 $30,512 $33,572 $16,139 23% of the average patient cos increase w spent on abl $4,700 $9,028

Target Addressable Market for PSVT Total Number of Episodes in the First 12 Months After Diagnosis 37% 50% 40% 30% 20% 10% 0% <2 episodes 2 to 5 episodes6 to 11 episodes 12 to 24 episodes >25 episodes Episode Frequency (n=256 US patients) 40% patients with multiple episodes >10min/yr* TAM – Target Addressable Market 65% patients on chronic medications for PSVT 40% patients with ≥1 ED visits for PSVT/yr* *Estimates are for patients in year after initial diagnosis; rates drop by 13-29% in years following their initial diagnosis Sources: Internal estimates based on market research Milestone Corporate Overview 25 Percent of Patients 12% 25% 11%15% Market research suggests TAM for PSVT of >800k patients

Examples of PSVT Patient Profiles

Patients with PSVT present with a large range of episode and quality of life burdens



Symptomatology/QOL
High
Moderate
Low
Episode Burden

Episode Burden	Symptomology/QoL	Example Patient Profiles
High	High	3-4 episodes per year with severe palpitations, dizziness, and a peak heart rate of >200 bpm
High	Moderate	16 episodes per year causing faint severity and a peak heart rate of ~130 bmp
Moderate	High	3-4 episodes lasting ~15min with a peak heart rate of ~170 bpm
Moderate	Moderate	5-6 episodes per year in a ~70-year-old patient who has been diagnosed with hypertension
Moderate	Moderate	2-3 episodes per year causing moderate anxiety and fatigue
Low	Low	~6 episodes per year with <2min duration causing mild fatigue and a peak heart rate of ~130 bmp
Low	Low	<1 episodes per year with moderate heart palpitations

Sources: Internal market research

Milestone Corporate Overview 26

Etripamil Use Case and Target Prescriber

Patients experiencing moderate episode burden are the anticipated target user of etripamil



Symptomatology/QOL
High
Moderate
Low
Episode Burden

Episode Burden	Symptomology/QoL	HCP	Etripamil Use Case
High	High	Electrophysiologists	Bridge to Ablation
High	Moderate		
Moderate	High	Cardiologists	Episodic Use
Moderate	Moderate		
Moderate	Moderate		
Low	Low	Cardiologists/ Primary Care Physicians	Rescue Therapy
Low	Low		

Sources: Internal market research

Milestone Corporate Overview 27

Etripamil – Addressing Market Needs Etripamil– a Better Treatme • Improvement in patient Cards = Cardiologists, EPs = Electrophysiologists, PCPs = Primary Care Physicians Sources: Internal market research Milestone Corporate Overview 28 Patients Physicians (Cards, EPs, PCPs) Payors Future with nt Option • Self-management of acute episodes • Less need for chronic medications • Avoidance of 50-75% of ED visits/hospital admissions • Better risk/reward profile • Expected to have significant adoption in unablated patients • Alternative to ablation • Bridge to ablation • Reduction in ED/hospital admissions • Deferral of ablation satisfaction Potential for high receptivity to the etripamil profile across stakeholders

MIST Healthcare Practitioner (HCP) Survey Results

	Physician Reaction to Phase 2 Target Product Profile (TPP) for Etripamil
Overall Receptivity from MIST Quantitative Survey (n=353)	*"On a scale of 1-7, where 1 = not at all favorable and 7 = extremely favorable, please rate your receptivity to Product X."*  1 7 Avg (mean): 5.6 All HCPs (n=353)
Reaction to TPP from MIST Qualitative Survey (n=30)	• **Potential for a fast onset of action and high conversion rates within 30 to 60 minutes** of administration noted to be significantly better than current approaches (vagal maneuvers, pill-in-the-pocket) • **HCPs familiar with and comfortable prescribing CCBs** to the PSVT population • **May require additional tests** to rule out potential contraindications
Potential Utilization from MIST Quantitative Survey (n=353)	*"Of PVST patients not contraindicated to Product X, please estimate the share that would be prescribed Product X."*  Cards (n=253) 54% EPs (n=50) 47% PCPs (n=50) 58%

Source: Triangle Insights Group Qualitative (n=30) and Quantitative (n=353) Market Research with General Cardiologists, Electrophysiologists, and Primary Care Physicians, November 2018 through April 2019. MIST = Milestone Pharmaceuticals, Inc.

Milestone Corporate Overview
29

Variability in Response for Cardiologist Stated Adoption Favorability Score by MIST Quantitative Demand Survey – Cards and EPs Physician Favorability Score v. Estimated Adoption Share Note – many dots reflect more than 1 response (n=303) Cards (n=253) EPs (n=50) 100% 80% 60% Avg (mean) Adoption, Cards: 54% Avg (mean) Adoption, EPs: 47% 40% 20% 0% 1 2 3 4 5 6 7 “On a scale of 1-7, where 1 = not at all favorable and 7 = extremely favorable, please rate your receptivity to Product X.” Source: Triangle Insights Group Qualitative (n=30) and Quantitative (n=353) Market Research with General Cardiologists, Electrophysiologists, and Primary Care Physicians, November 2018 through April 2019. MIST = Milestone Pharmaceuticals, Inc. Milestone Corporate Overview 30 HCP Estimate of Share of Patients Prescribed Etripamil (%)

Variability in Response for Cardiologist Stated Adoption Favorability Score by MIST Quantitative Demand Survey – Cards and EPs Physician Favorability Score v. Estimated Adoption Share Note – many dots reflect more than 1 response (n=303) Cards (n=253) EPs (n=50) 100% 80% 60% Avg (mean) Adoption, Cards: 54% Avg (mean) Adoption, EPs: 47% 40% 20% 0% 1 2 3 4 5 6 7 “On a scale of 1-7, where 1 = not at all favorable and 7 = extremely favorable, please rate your receptivity to Product X.” Source: Triangle Insights Group Qualitative (n=30) and Quantitative (n=353) Market Research with General Cardiologists, Electrophysiologists, and Primary Care Physicians, November 2018 through April 2019. MIST = Milestone Pharmaceuticals, Inc. Milestone Corporate Overview 30 HCP Estimate of Share of Patients Prescribed Etripamil (%)

MIST Patient Survey Results

PSVT Patient Reaction to Phase 2 Target Product Profile (TPP) for Etripamil

Overall Receptivity from MIST Qualitative Survey (n=20)

"On a scale of 1-7, where 1 = not at all favorable and 7 = extremely favorable, please rate your receptivity to Product X."



1
Avg (mean): ~6.3
N=20
7

- Patients had **highest receptivity to etripamil** of all stakeholders surveyed by MIST
- Important because MIST anticipates patient-driven market dynamic

Reaction to TPP from MIST Qualitative Survey (n=20)

- Estimated that patients would potentially have avoided **~50-75% of all Emergency Department visits**
- Expect etripamil to provide **'peace of mind' in between episodes and a sense of control over disease** (reduces anxiety of the next event, allowing patients to perform activities that are limited without a reliable at-home therapy)
- Minority of patients indicated an aversion to administering medications intranasally

Expected Usage Rate by Patients from MIST Qualitative Survey (n=20)

"Please estimate the share of your PSVT episodes for which you would use Product X."



$60 OOP
40%
$30 OOP
60%
$10 OOP
85%

MIST would expect approximately **3-4 annual etripamil doses per patient** based on patient stated usage rates at potential Tier 2 or Tier 3 out of pocket (OOP) costs

Source: Triangle Insights Group Qualitative (n=20) Market Research with PSVT Patients, April – June 2017
MIST = Milestone Pharmaceuticals, Inc.

Milestone Corporate Overview
32

PSVT Patient Management and Call Point Targeting

Majority of PSVT patients managed by CV specialists, leading to commercial efficiencies

		Clinical Cardiologists	Primary Care Physicians	Electro-physiologists
% of PSVT patients managed		~60%	~30%	~10%
Long-term Use	*Add to or Replace Chronic Medications*	Primary Target	Primary Target	
Medium-term Use	*Defer Ablation*	Primary Target	Primary Target	Secondary Target
Short-term Use	*Bridge to Ablation*			Secondary Target

- Targeted sales force to reach majority of available opportunity
- Significant overlap with most common CV portfolio call points

Source: Internal market research

Milestone Corporate Overview

33

Core Market for PSVT with Potential for Expansion

Target PSVT Market

Expanded Market

- **Undiagnosed PSVT Patients**
- **Diagnosed, Untreated PSVT Patients** — ~1.4 Million[1]

Core Market

- **Diagnosed, Annually Treated PSVT Patients** — ~600k/year[2]

Opportunity to Address

- Increase speed and rates of diagnosis through wearable technology
- Re-engage in healthcare system through targeted DTC promotion
- MIST specialty sales force
- Partner majority of PCP promotion

Source: 1) Calculated as the difference between PSVT prevalence of 2M and annual treatment rate of ~600k from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), 2008-2016 analyzed by Precision Xtract, 2019 2) Estimated number of unique patients with annual claims for PSVT from IBM Marketscan® Commercial Research Database (<65y) and the Medicare Limited Dataset (≥65y), 2008-2016 analyzed by Precision Xtract, 2019.

Milestone Corporate Overview 34

Finances • Cash and equivalents of $136.5M (as of September 30, 2019) • IPO (May 2019) net proceeds of approx. $86M • Runway expected into Q3, 2021 − − − Phase 3 pivotal efficacy trial (NODE-301) data Significant progression of Phase 3 safety study (NODE-303) Continued PSVT market development via publications, and Medical Affairs initiatives patient education − Phase 2 proof of concept endpoint in atrial fibrillation • 24.5M shares outstanding Milestone Corporate Overview 35

Etripamil Development Plan



2018
2019
2020
2021
Phase 3 PSVT Program
NODE-301: Efficacy & Safety
Data
NODE-301B
NODE-302: Open-Label Extension
NODE-303: Open-Label Safety
Pipeline Expansion (Phase 2)
Afib - RVR
Angina

PSVT = Paroxysmal Supraventricular Tachycardia
Afib-RVR = Atrial Fibrillation with Rapid Ventricular Rate

Milestone Corporate Overview
36

Milestone (Nasdaq: MIST) - Corporate Highlights • • • • • • • • Phase 3 Cardiovascular Company with data read out anticipated in middle 1H, 2020 PSVT is a robust market represented by ~2M patients in US Paradigm-changing approach enabling patient self-management Potentially first new drug therapy in PSVT in > 25 years New Chemical Entity with proprietary IP protection until 2036 Pipeline opportunities beyond the lead indication $95M Initial Public Offering - May 13, 2019 Cash & equivalents of $136.5M (Sept. 30, 2019) – expected runway into Q3, 2021 PSVT = Paroxysmal Supraventricular Tachycardia Milestone Corporate Overview 37

 Thank you Subtitle

Etripamil Phase 1 Pharmacology PR Prolongation Used to Select Doses for Phase 2 20 18 16 14 12 10 8 6 4 2 0 placebo 20 40 60 80 Etripamil 100 Dose (mg) 120 140 Error bars indicate standard error of the mean Milestone Corporate Overview 39 PR Interval Prolongation (%) Target PR threshold

# Phase 2 Time to Conversion

**70mg etripamil dose showed rapid time to conversion (median < 3 min)**



Etripamil 70mg vs. placebo p=0.0003*
Etripamil 70mg
Placebo
Cumulative Conversion Rate (%)
100
80
60
40
20
0
0
5
10
15
Time Since Study Drug Administration (min)
Placebo
Etripamil 70 mg
Etripamil 140 mg
Etripamil 35 mg
Etripamil 105 mg

*Hazard Ratio and 95% Confidence Intervals etripamil 70mg vs. placebo: 4.99 (2.09, 11.93)

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview

40

Phase 2 Mean Systolic Blood Pressure Effects

Etripamil 70 mg showed no drop in blood pressure


Systolic Blood Pressure (mmHg)
140
130
120
110
Baseline [1]
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time [2] (minutes, post dose)
Placebo
Etripamil 35 mg
Etripamil 70 mg
Etripamil 105 mg
Etripamil 140 mg

[1] Baseline is defined as the average of the 20-min and 10-min pre-dose measurements. [2] Time 0 is defined as the average of the measurements during supraventricular tachycardia between 5 and 0 min before study drug administration. *$p < 0.05$ versus baseline.

Source: Stambler, B.S. et al.; Etripamil Nasal Spray for Rapid Conversion of Supraventricular Tachycardia to Sinus Rhythm; J Am Coll Cardiol. 2018;72(5):489–97

Milestone Corporate Overview

41

Potential Commercial Opportunity for Etripamil in PSVT 400,000 Etripamil patients (50% of TAM) ~2M diagnosed PSVT patients (4 yr. prevalence) 800,000 TAM (40% of 2M) TAM – Target Addressable Market Sources: Internal estimates based on market research and longitudinal analysis of Truven/Marketscan and Medicare claims data Milestone Corporate Overview 42 Number of annual PSVT ablations 80,000 Ratio of etripamil-treated patients : ablation x 3.5 Total expected etripamil patients/year 280,000 Etripamil expected doses/patient/year x 3 Etripamil doses/year 840,000